# “Capitalizing on the Value of Patient-Friendly Therapy”

**Bob Duggan**
Chairman & CEO, Pharmacyclics, Inc.

**33rd Annual J.P. Morgan Healthcare Conference**
January 12, 2015

pharmacyclics®

# Disclaimer

During the course of this presentation we will make statements that constitute forward-looking statements. These statements may include operating expense projections, the initiation, timing and results of pending or future clinical trials, the actions or potential action of the FDA, the status and timing of ongoing research, corporate partnering activities and other factors affecting Pharmacyclics' financial condition or operations. Such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to vary materially from those expressed or implied in such statements. These and other risk factors are listed from time to time in reports filed with the Securities and Exchange Commission (SEC), including but not limited to, reports on Forms 10-Q and 10-K. Pharmacyclics does not intend to update any forward-looking information to reflect actual results or changes in the factors affecting the forward-looking information.

***This presentation is intended for Investor and Financial discussions.***
***Not intended for Promotional Use.***

pharmacyclics®

# Our Vision & Mission

We are a fully integrated biopharmaceutical company dedicated to discovering, controlling and commercializing novel therapies that **treat cancer and immune-mediated disease in a patient-friendly manner.**

Our mission is to make therapies available that will **improve the quality of life**, **increase the duration of life**, and **resolve serious unmet medical needs** of patients.

Our first commercial product IMBRUVICA® is currently the only, single-agent, oral therapy to show a **survival advantage** over an approved agent and **because of its pristine safety profile, it is well positioned to become a backbone of therapy**.

pharmacyclics

# 2014 Accomplishments

- IMBRUVICA is a first-in-class, single-agent, oral, non-chemotherapy with demonstrated **survival advantage** over another approved therapy
- Only drug with **three** FDA Breakthrough Therapy Designations
- **Three FDA/EMA approvals** in nine months:
  - Mantle Cell Lymphoma (MCL) (one prior therapy)
  - Chronic Lymphocytic Leukemia (CLL) (one prior therapy)
  - Del 17 p CLL (all lines)
- **Approval in Waldenstrom's imminent**
- Only RR CLL agent with **Category 1** rating (highest rank) by NCCN Guidelines
- Approved in 40 countries, jointly developed/commercialized with Janssen Biotech
- **U.S. Market Share Leader** R/R CLL and MCL <u>achieved within first nine months</u>
- Over **60,000 bottles** shipped over last 13 months (commercial)



Imbruvica
140 mg

BAYBIO

*BayBio's 2014 Pantheon DiNA™ Award for Outstanding Company*

# Driving Expansion: Four Strategic Corporate Goals

1. Extend IMBRUVICA's reach and enhance leadership position across hematology
2. Establish IMBRUVICA in multiple solid tumor indications
3. Develop next-generation BTK Inhibitors as a new standard of care for immune-mediated diseases
4. Actively leverage our core capabilities to ensure accelerated innovation and long-term growth

# Hematology Leadership: Clinical Program

- **13 Phase III** clinical studies ongoing with further Phase III studies under development
- **58** clinical studies ongoing with over **82** additional trials in progress (investigator- and company-sponsored) in front-line and relapsed settings
- Clinical development engaging **800 investigators** in 35 countries
- ***Minimum goal of adding one-to-two new labels per year***


ibr
140 mg

# Hematology Leadership: Clinical Development Plan


Hematology
CLL
MCL
WM
DLBCL
FL
MM
MZL
ALL
AML
Preclinical
Phase I
Phase II
Phase III
Approved
imbruvica (ibrutinib) 140mg capsules
single agent / in combination
Immune Mediated Diseases
GvHD
RA
Lupus
imbruvica
BTK Inhibitor Program
Solid Tumors
Lung
Breast
Colon
Pancreatic
imbruvica (ibrutinib) 140mg capsules
in combination

pharmacyclics

# Hematology Leadership: IMBRUVICA® Trials


Overall Patient Enrollment for PCI-32765
Over 5,100 patients have been enrolled in IMBRUVICA trials
(Company sponsored n=4,050; investigator sponsored n=1,050)
janssen
Collaboration
Start of Phase III Program with IMBRUVICA

# Hematology: 2015 Forward-Looking Value Drivers

| WM | R/R MCL | R/R CLL | TN CLL | R/R MM | R/R FL |
|---|---|---|---|---|---|
| FDA Approval PDUFA Date April 17, 2015 | Ibr. vs Torisel Phase III Read out by JnJ | Ibr. BR Combo Read out by JnJ | Phase III Ibr. Mono Read Out Mid Year | Ibr. Kypr. Combo Read out 2nd ½ | Ibr. Mono Phase II Study Read out 2nd ½ |

# Hematology: Restoration of Patient Wellness

## Safety: Grade ≥3 Adverse Events by Time to Event Onset*



≤1 year
>1–2 years
>2–3 years
Hypertension
Pneumonia
Neutropenia
Thrombocytopenia
Atrial fibrillation
Diarrhea
Fatigue
Sepsis
0%
25%
50%
75%
100%

*Listed adverse events include those that occurred in ≥5% of patients in all-treated population; denominator for each term and time period can vary based on those at risk

## Platelet Counts and Hemoglobin Levels*



Mean Hemoglobin +/- SEM (g/L)
Mean Platelets +/- SEM ($10^9$/L)
Months
Hemoglobin
Platelets

*All treated patients with baseline anemia or thrombocytopenia

**IMBRUVICA has demonstrated a decrease in adverse events over time and a restoration of hematological function in numerous trials**

pharmacyclics

# Hematology: Restoration of Patient Wellness

## Micro-CT



SCID
Mouse



Control



+IMBRUVICA

Tai et al – Blood 2012

## MM in vivo Growth by Circulating IL6R Measurement



P = 0.03
P = 0.2623
Control
Treated
shuIL-6R (pg/ml)
50
40
30
20
10
0
0
2
4
Weeks from treatment

# Hematology: Restoration of Patient Wellness



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# Hematology: Total Addressable Market



Immune-Mediated
RR CLL & CLL 17p
RR MCL
TN CLL
WM
TN FL
RR RA
GVHD
RR Lupus
TN MM
TN DLBCL
Lung
RR DLBCL
RR MM
RR AML
Colon
Solid Tumors
Pancreatic
Breast

**Hematology Worldwide Markets**

| | |
|---|---|
| RR CLL & CLL 17p<br>RR MCL | 40.2K 10.7% |
| TN CLL<br>WM | 55.0K 14.7% |
| MCL<br>FL<br>DLBCL<br>MZL<br>MM<br>AML<br>ALL | 279K 74.6% |

**Total Target Patient Population Incidence = 374,000**

pharmacyclics

# Driving Expansion: Four Strategic Corporate Goals

1. Extend IMBRUVICA's reach and enhance leadership position across hematology
2. Establish IMBRUVICA in multiple solid tumor indications
3. Develop next-generation BTK Inhibitors as a new standard of care for immune-mediated diseases
4. Actively leverage our core capabilities to ensure accelerated innovation and long-term growth

pharmacyclics

# Solid Tumors: Clinical Development Overview


Hematology
CLL MCL WM DLBCL FL MM MZL ALL AML
Preclinical
Phase I
Phase II
Phase III
Approved
imbruvica (ibrutinib) 140mg capsules
single agent / in combination
Immune Mediated Diseases
GvHD RA Lupus
BTK Inhibitor Program
Solid Tumors
Lung Breast Colon Pancreatic
imbruvica (ibrutinib) 140mg capsules
in combination

# Solid Tumors/Hematology: Immune System Restoration

- While acting directly on tumors, IMBRUVICA also works to **"restore a patient's immune system back to normal"**
- This enhances the checkpoint inhibitor's ability to attack the tumor and allow the body's own immune response to fight the cancer in a harmonious manner


Th1 shift
Checkpoint inhibitors allowing recognition of tumor
Sparing the immune system
Direct anti-tumor activity of IMBRUVICA

# Solid Tumors: IMBRUVICA Complements Checkpoint Inhibitors



No Treatment
IMBRUVICA alone
a-PD-L1 alone
IMBRUVICA and a-PD-L1

IMBRUVICA and PD-L1 combination leads to highly synergistic effects in isolated lungs from treated mice



** P=0.0053
number of lung metastases
25
20
15
10
5
0
NT
Ibrutinib
a-PD-L1
Ibrutinib and a-PD-L1

# Solid Tumors: IMBRUVICA Differentiation

## IMBRUVICA as a monotherapy inhibits growth of HER-2 breast cancer cells



Cell growth assay in vitro
Relative cell growth
1.4
1.2
1
0.8
0.6
0.4
0.2
0
0.001
0.01
0.1
1
(μM)
A Highly Selective BTK Inhibitor
IMBRUVICA

pharmacyclics

# Solid Tumors: Target Market


Immune Mediated
RR RA
GVHD
RR Lupus
RR MCL
RR CLL &17p
TN CLL
TN FL
TN MM
TN DLBCL
RR DLBCL
RR MM
RR AML
Liquid Tumors
Lung
Colon
Pancreatic
Breast
Solid Tumors

**Solid Tumor Targets**

- Lung Cancer
- Colon Cancer
- Pancreatic Cancer
- Breast Cancer

# Solid Tumors/Hematology: Becoming a Backbone of Therapy

**Agents currently used in combination with IMBRUVICA:**

- Gazyva
- Rituxan
- dexamethasone
- Revlimid
- $R^2$ (Rituxan+Revlimid)
- R-CHOP
- RICE
- DA-TEDD-R
- Kyprolis
- Palbociclib
- BR (Velcade+Rituxan)
- Ofatumumab
- Selinexor
- FCR (Fludarabine+ Cyclophosphamide+ Rituxan)

**Agents considered for combination with IMBRUVICA in 2015:**

- PD-L1
- PD-1
- BCL 2
- Proteasome Inhibitor
- IMIDs
- Others

pharmacyclics

# Solid Tumors/Hematology: Becoming a Backbone of Therapy

- IMBRUVICA has the ability to **shift the T-cell immune response** to increase the impact and efficacy of the adaptive immune system
- IMBRUVICA's safety profile allows for long-term dosing and **restoration of hematological function**
- IMBRUVICA, acting as a multi-kinase inhibitor, **significantly enhances the efficacy** of various classes of agents used in oncology

**Therefore, IMBRUVICA has the capacity and potential to be the backbone of therapy in oncology when used in combination or as a single agent**

# Driving Expansion: Four Strategic Corporate Goals

1. Extend IMBRUVICA's reach and enhance leadership position across hematology
2. Establish IMBRUVICA in multiple solid tumor indications
3. Develop next-generation Kinase Inhibitors as a new standard of care for immune-mediated diseases
4. Actively leverage our core capabilities to ensure accelerated innovation and long-term growth

pharmacyclics

# Immune-Mediated Diseases: Next-Generation BTK Inhibitors

Initiated Phase I study in RA with our second-generation inhibitor

- Scaffold and selectivity distinct from IMBRUVICA
- Patent expiration 2035
- *Future results will be reported in 2nd Half 2015*

pharmacyclics

# Immune-Mediated Diseases: Pre-Clinical Proof of Concept RA



Mean pathology scores (0-4)
4
3
2
1
0
Inflammation
Pannus (fibrotic tissue)
Cartilage damage
Bone damage
Naïve
Vehicle
PCI-32765 3.125 mg/kg
6.25 mg/kg
12.5 mg/kg
Dex 0.2 mg/kg

About 500 mg / patient

Pre-clinical studies show therapeutic doses of BTK Inhibitor - IMBRUVICA –significantly improves autoimmune scores

"…**PCI-32765 (IMBRUVICA) targets** not only B lymphocytes but also monocytes, macrophages, and mast cells, which are **important effector cells in autoimmune arthritis.**"

*Chang et al.: The Bruton tyrosine kinase inhibitor PCI-32765 ameliorates autoimmune arthritis by inhibition of multiple effector cells. Arthritis Research & Therapy 2011 13:R115.*

pharmacyclics

# Immune-Mediated Diseases: Pre-Clinical Proof of Concept RA

**BTK Inhibition Decreases Bone Damage and Erosion Formation in the Mouse CAIA Model**

Vehicle | BTK Inhibitor | Existing RA Therapy



*Chang BY et al, Arthritis Res Ther 2011;13:R115*

pharmacyclics

# Immune-Mediated Diseases: Clinical Proof of Concept GvHD



Dose Escalating DLI
cGVHD
IBRUTINIB
CLL MRD (% of WBC)
% Blood Donor CD3 T Cell Level
Day post allo-HCT
0
500
1000
1500
2000
2500
100
80
60
40
20
0

*Patient had chronic GVHD and relapse of CLL. Received IMBRUVICA for 39 months, resolved oral and skin chronic GVHD at 6 months and became MRD negative for CLL. Patient discontinued IMBRUVICA now for one year with full acceptance of donor cells and no recurrence of GVHD.* ***(ASH 2014 Abstract #1186)***

- IMBRUVICA is a potent inhibitor of both BTK and ITK allowing for inhibition of B-cells and specific T-cell subsets.
- Therapeutic administration of IMBRUVICA shows promising pre-clinical results in cGVHD
- **Early human data demonstrates that IMBRUVICA can shut down immune receptor signaling in active GVHD**

pharmacyclics

# Immune Mediated Diseases: Clinical Development Overview


Hematology
CLL
MCL
WM
DLBCL
FL
MM
MZL
ALL
AML
Preclinical
Phase I
Phase II
Phase III
Approved
imbruvica (ibrutinib) 140mg capsules
single agent / in combination
Immune Mediated Diseases
GvHD
RA
Lupus
imbruvica
BTK Inhibitor Program
Solid Tumors
Lung
Breast
Colon
Pancreatic
imbruvica (ibrutinib) 140mg capsules
in combination

pharmacyclics

# Driving Expansion: Four Strategic Corporate Goals

1. Extend IMBRUVICA's reach and enhance leadership position across hematology
2. Establish IMBRUVICA in multiple solid tumor indications
3. Develop next-generation BTK Inhibitors as a new standard of care for immune-mediated diseases
4. Actively leverage our core capabilities to ensure accelerated innovation and long-term growth

# Long-Term Growth: Target Market Opportunity


Immune Mediated
RR RA
GvHD
RR Lupus
RR CLL & CLL 17p
RR MCL
Currently Approved
TN CLL
TN FL
TN DLBCL
RR MM
RR AML
Liquid Tumors
Lung
Colon
Pancreatic
Breast
Solid Tumors

pharmacyclics

# Innovation & Long-Term Growth: Drug Value

## How to Value Drugs and Their Positive Impact on Patients

**Patient Response**
as measured by: MRD-, MRD- for PRs, CRs, PRs, PRLs, SDs, etc.
*Responses are often transient and do not show long-term impact of drugs on health, the disease, and overall patient benefits.*

$$\text{Drug Value} = \frac{\text{Efficacy} + \text{Duration} + \text{Tolerability}}{\text{Off Target Toxicity (side effects)}^2}$$

**Patient Wellness**
as measured by: Patients Continuation on Therapy over time
*A credible way to define drug benefits across trials and across agents*



**Patient Cure**
as measured by: Patients are freed of their disease AND no reoccurrence at any time in the future. *The ultimate goal of all therapies*

pharmacyclics

# Continuing Benefits for R/R CLL Patients


Patients Continuing on Therapy
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
*
0
5
10
15
20
25
30
Median time on Treatment
Drug Value = Efficacy + Duration + Tolerability / Off Target Toxicity (side effects)²
imbruvica™
(ibrutinib) 140mg capsules
ASCO'14
4 prior therapies
34% del17p
Competitor B
Blood'14
5 prior therapies
20% del17p
Competitor C
ASH'14
5 prior therapies
52% del17p
Competitor A - TN CLL
ASH'14
0 prior therapies
14% del17p
Competitor A
ASCO'14
4 prior therapies
28% del17p

* linear adjustments as no data reported

pharmacyclics®

# Innovation & Long-Term Growth: Partnerships & Collaborations

| Partner | Collaboration |
| --- | --- |
| Janssen | Co-development and commercialization of IMBRUVICA for oncology |
| Novo Nordisk | License of Factor VIIa Factor inhibitor PCI-27483 for non-cancer uses |
| AstraZeneca | IMBRUVICA and anti-PD-L1 antibody MEDI4736 in solid tumors<br>IMBRUVICA and anti-PD-L1 immune checkpoint inhibitor MEDI4736 in DLBCL and FL<br>IMBRUVICA with two different PI3 kinase pathway inhibitors in DLBCL |
| Bristol-Myers Squibb | IMBRUVICA and PD-1 immune checkpoint inhibitor nivolumab in NHL, DLBCL, FL, CCL |
| Roche | IMBRUVICA and GAZYVA™ (obinutuzumab) in NHL and CLL/SLL |
| Amgen | IMBRUVICA and KRYPOLIS® (carfilzomib) in MCL and MM |
| Celgene | IMBRUVICA and REVLIMID® (lenalidomide) in CLL/SLL and NHL |

# Innovation & Long-Term Growth: Broad IP Portfolio

**Broad IP portfolio**

- 77 issued U.S. patents
- 81 other pending U.S. patent applications
- Owns or hold licenses to approximately 243 issued foreign patents, 21 Patent Cooperation Treaty ("PCT") patent applications, and more than 350 pending non-U.S. patent applications filed with the European Patent Office, and nationally in Canada, Japan, China, India, Australia, and other international territories

pharmacyclics

# Comparison of the Best Selling U.S. Cancer Drugs

Total unadjusted Product Revenue **(first 5 quarters)**


$200
$150
$100
$50
$0
Q1 of launch
Q2 of launch
Q3 of launch
Q4 of launch
Q5 of launch
Avastin
imbruvica
(ibrutinib) 140mg capsules
Revlimid
Zytiga
Xtandi
Gleevec
Herceptin
Rituxan

pharmacyclics

# Financial Status: Cash Balance

- Pharmacyclics has been profitable for the last four years
- Yearly Cash Balance shows strong growth, year over year while bringing a blockbuster to market and growing our headcount 15 fold



12/2014 = $850M+
(unaudited)
$850 +
$636
$317
$240
$62
$30
$13
2,779% growth
In Millions ($)
$1,000
$800
$600
$400
$200
$-
2008
2009
2010
2011
2012
2013
2014

pharmacyclics

# Financial Status: Net U.S. IMBRUVICA Revenue



In Millions ($)
$200
$150
$100
$50
$-
(unaudited)
$14
$56
$109
$142
$185
314%
95%
29%
31%
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14



In Millions ($)
$500
$400
$300
$200
$100
$-
(unaudited)
$14
$492
3,528%
2013
2014

***Q4 2014*** *"Beat Street Expectations by approx. $17M"*

pharmacyclics

# Financial Status & 2015 Outlook

As announced today, we anticipate U.S. net product revenue for the full year 2015 of approximately:

**$ 1 Billion**

This represents a 103% increase over the expected 2014 U.S. net product revenue

# 33rd Annual J.P. Morgan Healthcare Conference

January 12, 2015

***Thank you for your participation***

pharmacyclics®